November 2018 Investor Presentation Exhibit 99.1

Forward-Looking Statements Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to RBB’s current business plans, its future financial position and operating results and RBB’s and First American’s expectations. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on RBB and/or First American, on our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real estate and periodic deterioration in real estate prices and/or values in California, New York or other states where RBB or First American lends, including both residential and commercial real estate; a prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors or key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such acquisitions or dispositions, and/or RBB’s ability to realize the contemplated financial or business benefits associated with any such acquisitions or dispositions; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, banking capital levels, consumer, commercial or secured lending, securities and securities trading and hedging, compliance, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must comply or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, drought, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; our relationships with and reliance upon vendors with respect to the operation of certain key internal and external systems and applications; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking (including the adoption of mobile banking and funds transfer applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive and regulatory environment among financial and bank holding companies, banks and other financial service providers; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the our common stock or other securities; and the resulting impact on our ability to raise capital or RBB’s ability to make acquisitions, the effect of changes in accounting policies and practices, as may be adopted from time-to-time by our regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (such as securities, consumer or employee class action litigation), regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators; our success at managing the risks involved in the foregoing items and all other factors set forth in RBB Bancorp’s public reports filed with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2017, and particularly the discussion of risk factors within that document applicable to RBB. In addition, the following risks related to the transaction in particular could cause actual results to differ materially from these forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by First American shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the RBB and First American businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction Any statements about future operating results, such as those concerning accretion and dilution to RBB’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. RBB and First American do not undertake, and specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

RBB Bancorp

Experienced Leadership Team Average 32 years of bank management experience in finance, lending, credit, risk, strategy and branch operations Source: Experience: Page 6 in S-1 Background: Pages 143, 145-146 in the S-1 Name / Title Experience Background Yee Phong (Alan) Thian President & Chief Executive Officer 36 years • Chairman, President and Chief Executive Officer (“CEO”) since the Bank began operations in 2008 • Appointed to the FDIC community bank advisory committee twice • Presently on the CFPB community bank advisory committee • Formerly served as Executive Vice President (“EVP”) and Regional Director for United Commercial Bank, as well as President and CEO for both First Continental Bank and American International Bank David Morris Executive Vice President & Chief Financial Officer 32 years (9 years with Alan) • Appointed EVP and Chief Financial Officer (“CFO”) of the Bank and Company in 2010 • Formerl y President and CEO with MetroPacific Bank and EVP, CFO and Chief Operating Officer (“COO”) with San Diego Community Bank Jeffrey Yeh Executive Vice President & Chief Credit Officer 29 years (16 years with Alan) • Joined the Bank as an executive officer in 2008 and promoted to EVP and Chief Credit Officer in January 2014 • Formerly Finance Director and Business Control Manager for Universal Science Industrial Co Ltd., and Lending and Investment Manager for Bank of Overseas Chinese Larsen Lee Executive Vice President & Director of Resid ential Mortgage Lending 31 years (4 years with Alan) • Joined in 2014 as SVP and Director of Mortgage Lending to start the Bank’s residential mortgage unit, and promoted to EVP in January 2016 • Formerly created a wholesale department for Pacific City Bank from 2010 to 2014 I - Ming (Vincent) Liu Executive Vice President & Chief Risk Officer 31 years (23 years with Alan) • Joined the Bank as an executive officer in 2008, promoted to COO in January 2011, and promoted to Chief Risk Officer of the Bank in 2011 and of the Company in 2013 • Formerly Senior Vice President (“SVP”) and head of southern California branch network for United Commercial Bank

Experienced Leadership Team Average 32 years of bank management experience in finance, lending, credit, risk, strategy and branch operations Source: Experience: Page 6 in S-1 Background: Pages 143, 145-146 in the S-1 Simon Pang Executive Vice President & Chief Credit Officer 36 years (19 years with Alan) • Joined th e Bank in 2008 as an executive officer and promoted to Chief Strategy Officer in 2012 • Formerly SVP and Commercial and International Banking Manager with United Commercial Bank Wilson C. Mach Executive Vice President & Chief Branch Administrator 30 Years (9 years with Alan) • Joined the Bank in 2018 as EVP and Chief Branch Administrator • Formerly Chief Operating Officer at First General Bank Tsu Te Huang Executive Vice President 34 years (18 years with Alan) • Joined the Bank in 2009, promoted to Branch Administrator in 2012 and EVP in 2016 • Formerly Executive Senior President and Branch Assistant Regional Manager for United Commercial Bank Jacqueline Kay Executive Vice President & Regional Manager 37 Years (0 years with Alan) • Joined the Bank in 2018 as EVP and Regional Manager • Formerly Chief Operating Officer at First American International Bank

Balance Sheet (Dollars in millions) Total Assets   $2,137 Total Loans, Including Held for Sale   $1,760 Total Deposits   $1,565 Tangible Common Equity2   $264 Tangible Common Equity / Tangible Assets2   12.53% NPAs / Assets3   0.32% Profitability Return on Average Assets   1.73% Return on Average Common Equity   11.34% FTE Net Interest Margin   4.11% Efficiency Ratio   41.76% RBB Bancorp – Who We Are Pro Forma the acquisition of First American International Corporation, which was completed on October 15, 2018 Non-GAAP reconciliation in Appendix on page 34 Nonperforming assets include nonaccrual loans, loans past due 90 days or more and still accruing interest, loans modified under troubled debt restructurings, and other repossessed assets; excludes purchased credit impaired (“PCI”) loans Established in 2008 and headquartered in Los Angeles, California $3.0 billion1 asset Chinese-American, business-oriented community bank 22 traditional branches1 13 located in Southern California 8 located in New York 1 in Nevada Four principal business lines: Commercial Real Estate (“CRE”) Commercial & Industrial (“C&I”) 1-4 Single Family Residential (“SFR”) SBA Lending (“SBA”) Five successful acquisitions completed since 2010 Certified Community Development Financial Institution since mid-February 2016 Overview Financial Highlights For the Three Months Ended September 30, 2018:

High-performing community bank with defined and proven strategy to grow both organically and through acquisitions High level of insider ownership and deposit concentration aligns interest with investors Experienced management team and Board of Directors with demonstrated industry knowledge, regulatory relationships, lending expertise and community involvement Niche markets with concentration on Asian Americans Products structured to address the needs of underserved individuals and businesses within those markets Significant opportunities for future acquisitions across the U.S. Conservative risk profile with focused and diversified lending strategy and asset sensitive balance sheet Sound asset quality from conservative credit culture and strict underwriting standards Asset sensitive balance sheet benefits from rising interest rates 12-month net interest income significantly asset sensitive in rising rate environment Track record of attractive profitability Diversified revenue with four lending products spread across multiple industries, geographies, and demographics Substantial noninterest income Existing infrastructure supports bank growth Investment Highlights

September: Acquired July: Acquired January: Established 2011 Our History and Strategy Historical Timeline May: Acquired Received Outstanding Overseas Taiwanese SME Award 2013 Earned Findley Reports’ “Super Premier” status 2015 Opened 2008 Opened SBA banking unit 2010 Raised over $54mm in private offering of common stock 2012 Opened residential mortgage unit 2014 Earned Findley Reports’ “Super Premier” status Strategic Plan Maintain capital at levels that allow for continued growth while staying above regulatory requirements Serve Asian-American communities, both domestically and abroad Provide commercial banking services to businesses and professionals Stay involved with local communities and businesses through Board, management and employee interaction Offer four main lending products: CRE C&I 1-4 SFR SBA Expand outreach to similar markets across the U.S. February: Acquired Named a CDFI 2016 March: Issued $50mm of subordinated notes Earned Findley Reports’ “Super Premier” status Source: Pages 3-4 in the S-1 Raised $62 million in IPO 2017 Earned Findley Reports’ “Super Premier” status 2018 Issued $55 million of subordinated notes October: Acquired

Our Current Footprint Orange County, California Irvine Branches (22) Los Angeles County, California Clark County, Nevada Ventura County, California Arcadia Cerritos Diamond Bar Los Angeles (Downtown) Los Angeles (Westwood) Los Angeles (Silver Lake) Monterey Park Rowland Heights San Gabriel Torrance Oxnard Westlake Village Las Vegas New York, NY 2 Brooklyn, NY 3 Manhattan, NY 3 Queens, NY

Substantial Opportunities for Acquisitions: Chinese-American Banks Across the U.S. Chinese-American bank universe as defined by RBB’s management team Count refers to total number of Chinese-American banks that are headquartered in the indicated MSA Source: SNL Financial, 2010 Census Chinese-American bank universe, including RBB, comprised of 38 banks¹: 4 publicly-traded 30 locally-owned 4 subsidiaries of Taiwanese or Chinese banks Other Asian-American banks also represent compelling acquisition opportunities Target markets include select Metropolitan Statistic Areas (“MSAs”) that fulfill the following conditions: High concentration of Asian-Americans High number of Chinese-American banks² and branches Specific Target Markets Texas, Midwest and East Coast West Coast Chinese-American Bank¹ Locations in the U.S. (as of June 2017) Current RBB branch locations Other Chinese-American bank¹ branches Source: Pages 12-13 in the S-1 Asian American Population Number of % of Actual Total Total Asian American Population Chinese-American MSA Population Actual % of Total Banks² Branches New York-Newark-Jersey City, NY-NJ-PA 20338187 2283791 11.229078580111393 8 50 Los Angeles-Long Beach-Anaheim, CA 13502916 2145175 15.886753646397564 18 157 San Francisco-Oakland-Hayward, CA 4737729 1227422 25.907391494954652 4 50 Chicago-Naperville-Elgin, IL-IN-WI 9563680 639078 6.6823440349321599 3 15 Houston-The Woodlands-Sugar Land, TX 6866117 531106 7.735172587359056 2 16 Urban Honolulu, HI 1009834 414117 41.008423166579853 1 12 Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 6096952 364862 5.9843344674519336 1 2 Las Vegas-Henderson-Paradise, NV 2173843 218389 10.046217689133943 0 3 Source: SNL Financial, 2010 Census ² Count refers to total number of Chinese-American banks that are headquartered in the indicated MSA Identified strategic expansion areas Current markets New Market with FAIT transaction Asian American Population Number of % of Actual Total Total Asian American Population Chinese-American MSA Population Actual % of Total Banks² Branches New York-Newark-Jersey City, NY-NJ-PA 20338187 2283791 11.229078580111393 8 50 Los Angeles-Long Beach-Anaheim, CA 13502916 2145175 15.886753646397564 18 157 San Francisco-Oakland-Hayward, CA 4737729 1227422 25.907391494954652 4 50 Chicago-Naperville-Elgin, IL-IN-WI 9563680 639078 6.6823440349321599 3 15 Houston-The Woodlands-Sugar Land, TX 6866117 531106 7.735172587359056 2 16 Urban Honolulu, HI 1009834 414117 41.008423166579853 1 12 Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 6096952 364862 5.9843344674519336 1 2 Las Vegas-Henderson-Paradise, NV 2173843 218389 10.046217689133943 0 3 Source: SNL Financial, 2010 Census ² Count refers to total number of Chinese-American banks that are headquartered in the indicated MSA Identified strategic expansion areas Current markets New market with FAIB transaction

Demonstrated Track Record of Balance Sheet and Earnings Growth Total Assets ($mm) Total Loans ($mm) Total Deposits ($mm) Net Income ($mm) 2012 – Q3 2018 CAGR = 25.6% 2012 – Q3 2018 CAGR = 34.0% 2012 – Q3 2018 CAGR = 24.5% 2012 – 2017 CAGR = 44.8%

Diversified across industry lines and minimal demand for non-mortgage consumer credit $1.76 billion total loans as of September 30, 2018 93% originated vs. 7% acquired Average yield on loans of 5.83% for the third quarter of 2018 Diversified Loan Portfolio Excludes purchased loan discounts and deferred costs and fees Includes construction and land development loans Includes Held for Investment and Held for Sale Loans By Collateral Type: By Business Line¹: Loan Portfolio Composition (September 30, 2018) Loan Portfolio Growth: Originated vs. Acquired (Dollars in millions)

Business Line Profile Between $1 million and $25 million annual revenue CRE Lending Real estate loans for owner occupied and non-owner occupied commercial property; includes construction and land development (“C&D”) loans High quality credits Low LTV ratios (policy limit of 75%) Income-producing properties; strong cash-flow characteristics Strong collateral profiles C&I Lending Mix of variable and fixed rate C&I loans Lend to small- and medium-sized¹ manufacturing, wholesale, retail and service businesses Majority are secured by business assets or real estate, but underwritten based on cash flow of the business SBA Lending Designated Preferred Lender Mostly SBA 7(a) variable-rate loans; SBA 504 from time to time Generally sell the 75% guaranteed portion of originated SBA loans SFR Lending Originate mainly non-qualified, alternative documentation SFR mortgage loans to accommodate needs of Asian-American market throughout California and potentially on the east coast and Texas 7-year hybrid adjustable rate mortgages Offer qualified mortgage program as correspondent to major banking financial institutions Originate both to sell (“HFS”) and hold for investment HFS: primarily first trust deed mortgages on properties in California; generally retain servicing rights when sold Source: Pages 88-89 in S-1

~7.8% fixed rate Business Line Profile: CRE Lending | C&D Lending CRE Loans CRE and C&D Portfolio Growth C&D Loans C&D 2012 – Q3 2018 CAGR = 12.4% CRE 2012 – Q3 2018 CAGR = 21.6% (Dollars in millions) As of September 30, 2018: $524.2 million $110.7 million

Business Line Profile: C&I Lending | SBA Lending Credit Lines include commercial and industrial lines of credit, term loans, mortgage warehouse lines and international trade discounts C&I Loans SBA Loans As of September 30, 2018: $299.8 million $87.4 million C&I and SBA Portfolio Growth (Dollars in millions) C&I 2012 – Q3 2018 CAGR = 22.4% SBA 2012 – Q3 2018 CAGR = 56.8% Unguaranteed SBA Loans: By Location: By Business:

As of September 30, 2018: No nonperforming loans¹ in the SFR portfolio Average: LTV of 56.1%; FICO score of 752; duration of approximately 4.5 years Current start rate of 4.75%; reprices after 7 years to one-year LIBOR plus 3.00% Business Line Profile: 1-4 Single Family Residential Lending SFR Loans Nonperforming loans include nonaccrual loans, loans past due 90 days or more and still accruing interest and loans modified under troubled debt restructurings; excludes PCI loans acquired in prior acquisitions SFR Portfolio Growth (Dollars in millions) SFR 2013 – Q3 2018 CAGR = 70.3% $738.1 million

CRE Concentration¹ Below Interagency Guidance CRE for the purpose of the CRE concentration ratio measured as total commercial real estate loans less owner-occupied commercial real estate loans plus construction and land development loans; CRE concentration measures this value as a percentage of total risk-based capital (“RBC”) Announced Acquisition of Announced Acquisition of 2012 2014 2015 2016 2017 2013 Source: SNL; Page 90 in S-1 RBB has demonstrated the ability to pursue acquisitions, including targets with significant CRE concentrations, then immediately manage down their CRE concentration post transaction closing Los Angeles National Bank: Acquisition completed May 2013 TomatoBank: Acquisition completed February 2016 2018

Disciplined Credit Culture Nonperforming loans include nonaccrual loans, loans past due 90 days or more and still accruing interest and loans modified under troubled debt restructurings; nonperforming loans exclude PCI loans acquired in prior acquisitions Nonperforming assets include nonperforming loans (as defined in footnote 1 above) and other repossessed assets Nonperforming Loans¹ / Total Loans Nonperforming Assets² / Total Assets Allowance for Loan Losses / Total Loans Net Charge-Offs / Average Loans

    Avg. Balance   Weighted     ($mm)   Avg. Rate Noninterest-Bearing Demand $276.8 0.00% NOW $23.0 0.26% Savings $29.7 0.40% Money Market $367.9 1.19% Retail Time¹ $228.9 1.61% Jumbo Time² $471.4 1.76% Total Deposits   $1,397.7   1.17% Deposit Portfolio as of September 30, 2018 Strongest growth coming in DDAs Top 10 Deposit Relationships = $386.0 million (24.7% of total deposits) 5 of the Top 10 Relationships are with Directors and shareholders of the Company; $113.2 million, or ~29% of Top 10 total Retail Time includes time deposits with balances less than $250,000 Jumbo Time includes time deposits with balances of $250,000 and greater Reconciliation in Appendix on page 29 Deposit Portfolio Composition Total: $1.56 billion 85.9% Core³ For the Three Months Ended September 30, 2018:

Attractive Net Interest Spread Note: Q3 2018 profitability metrics reflect annualized values for the quarter Yield on Average Interest-Earning Assets Cost of Average Interest-Bearing Liabilities Net Interest Spread Net Interest Margin (FTE)

Outstanding Financial Performance Note: Q3 2018 profitability metrics reflect annualized values for the quarter. Non-GAAP reconciliation in Appendix on page 28 Return on Average Assets Return on Average Tangible Common Equity1 Efficiency Ratio (FTE) Noninterest Income / Average Assets

(Dollars in millions, except per share amounts)   As of September 30, 2018     Actual Long-Term Debt     Long-Term Debt1   $49.6 Subordinated Debentures2   3.5 Total Long-Term Debt   $53.1       Shareholders' Equity     Common Stock   $216.7 Additional Paid-in Capital   6.2 Retained Earnings   73.6 Accumulated Other Comprehensive Loss   (1.5) Total Shareholders' Equity   $295.0       Total Capitalization   $348.1       Common Shares Outstanding   16,748,442       Book Value Per Share   $17.56 Tangible Book Value Per Share3   $15.71       Regulatory Capital     Tier 1 Common Capital   $265.4 Tier 1 Risk-Based Capital   $268.9 Total Risk-Based Capital   $335.3       Capital Ratios     Tangible Common Equity / Tangible Assets3 12.5% Tier 1 Leverage to Average Assets   14.3% Tier 1 Common Capital to Risk-Weighted Assets 17.6% Tier 1 Capital to Risk-Weighted Assets   17.8% Total Capital to Risk-Weighted Assets   22.2% Consolidated Capital Ratios Consists of 6.50% fixed-to-floating rate subordinated notes which qualify as Tier 2 capital and which were issued in March 2016 and raised proceeds of $49.6 million Consists of subordinated debentures issued by the companies RBB acquired to a statutory trust which then issued trust preferred securities to the public; amount shown reflects a discount of $1.7 million to the aggregate principal balance of $5.2 million as a result of purchase accounting adjustments Non-GAAP reconciliation in Appendix on page 28 Consolidated Capital Ratios Consolidated Capitalization Table 4.00% 7.00% 8.50% 10.50% 3

Asset Sensitive Balance Sheet Note: Assumes parallel shifts in market interest rates; Note: Financial data is not presented pro forma reflecting the acquisition of FAIT completed on October 15, 2018 12-Month Net Interest Income Sensitivity Immediate Change in Rates September 30, 2018 Economic Value of Equity Sensitivity Immediate Change in Rates September 30, 2018 RBB maintains a substantial 12 month asset sensitivity Recent increases in fixed rate SFR hybrid loans have shifted Economic Value of Equity (“EVE”) sensitivity to neutral in rising rate environment

Loan pipeline expected to support double-digit loan growth Residential mortgage loan production positively impacted by expansion of lending activity in Las Vegas, Northern California and San Diego Hired a new SBA manager who will lead business development efforts SBA loan production has returned to its previous levels SBA premiums have narrowed since the first quarter of 2018 Mortgage pipeline volume is very strong Opportunistic selling between $100 and $150 million in mortgage loans Net interest margin expected to see modest contraction from additional rate increases Variable rate loans are experiencing increased yield Deposit costs are rising in a highly competitive environment Loan spreads are narrowing Declining impact of accretion income will limit NIM expansion The acquisition of FAIB will decrease NIM Wealth Management business launched at beginning of 2018 Steady, recurring fee income will provide new source of revenue growth and diversification in 2019 Income Property lending business launched at beginning of 2018 Focused on apartments, mobile home parks and student housing properties Modest increase in expense levels Increase in headcount related to personnel in the area of private banking and branch administration Consolidation of offices into new headquarters will provide modest cost savings Continued balance sheet growth should drive further improvement in profitability Acquisition of FAIC to be accretive to earnings per share in 2019 in the mid-teens Outlook

FAIB/RBB

Expands the RBB franchise to the New York market Grants RBB access to the largest Asian-American population in the US with 2.3 million Asian-Americans in the New York City MSA Creates $3.0 billion institution with improved scale and efficiencies Enhances residential mortgage loan production platform (Enables RBB to originate, service FNMA qualified loans and sell its 7-1 mortgage production to FNMA) Enables RBB to bring its C&I lending platform to the FAIC customer base Highly compatible merger partners Shared focus on Asian-American communities Complementary business models Strong residential mortgage loan production platforms Disciplined underwriting standards and commitment to strong asset quality Compelling economics for RBB shareholders Highly accretive to earnings per share Short tangible book value dilution earnback of less than 2 years Positions RBB for continued profitable growth Fifth acquisition since 2011 Transaction closed on October 15, 2018 with conversion to occur by December 2018 First American International Bank Acquisition Rationale +

Franchise Highlights

California Branch Locations


Branches (14)
Las Vegas
Henderson
Spring Valley
Paradise
Santa Clarita
Oxnard
Ventura
Los Angeles
Torrance
Long Beach
Irvine

New York City Branch Locations


Branches (8)
West New York
Union City
New York
Hoboken
Manhattan
Long Island

Pro Forma Financial Highlights[1]

Assets	~$3.0 Billion
Loans HFS Loans	~$2.1 Billion ~$382 Million
Deposits	~$2.2 Billion
Equity	~$365 Million
Branches (2)	22

1) Estimated pro forma balance sheet reconciled on slide 26 and 27
2) Irvine, CA branch opened in October 2018

RBB Bancorp 皇佳商業金控 26

Pro Forma Loan Composition as of September 30, 2018 Pro forma for the acquisition of FAIT completed on October 15, 2018; RBB’s 1-4 Family residential loans exceed 50% of the portfolio. RBB stated in its 2018 Q3 Earnings Call their intention to sell a greater volume in the fourth quarter which will reduce the 1-4 Family portfolio Note: Bank level regulatory loan composition as of September 30, 2018; Does not include purchase accounting adjustments Source: S&P Global Market Intelligence

Pro Forma Deposit Composition as of September 30, 2018 Jumbo deposits defined as time deposits with balances greater than $100,000 Note: Bank level regulatory deposit composition as of September 30, 2018; Does not include purchase accounting adjustments Source: S&P Global Market Intelligence

Estimated Pro Forma Balance Sheet Excludes Proposed Sub Debt Offering Note: Estimated pro forma adjustments are explained on slide 27; Form 8-K/A with further pro forma detail and explanation expected to be filed by RBB on or about December 15, 2018 Source: S&P Global Market Intelligence, Company information

Pro Forma Consolidated & Bank Level Capital Ratios Assumes $55.0 million gross offering of subordinated debt, $53.4 million net of 1.5% placement agent fee and expenses; Assumes 80% of net offering proceeds downstreamed to the bank as equity and 20% risk-weighting on new Assets; All offering assumptions for illustrative purposes; includes acquisition of FAIT completed on October 15, 2018 Pro Forma Consolidated Capital Ratios at Sept. 30, 2018¹ Pro Forma Bank Level Capital Ratios at Sept. 30, 2018¹

Appendix

Board of Directors Yee Phong (Alan) Thian Chairman of the Board Chairman, President and CEO of the Company and the Bank since the Bank began operations in 2008 Peter M. Chang President of Yao Yang Enterprises LLC, which purchases and exports waste paper Wendell Chen CEO of US Development LLC, a real estate development firm, since 2015 CEO and Managing Partner of Vanetti, Inc. from 2006 to 2015 Pei-Chin Huang Co-founder and President of Trendware International Inc., a Torrance-based manufacturer of computer networking equipment James W. Kao, Ph.D. Long and distinguished career at Philip Morris, USA in the research and development department Ruey Chyr Kao, MD Retired in 2002 after 30 years as an obstetrician-gynecologist Real estate developer and investor; ownership of six hotels for the past 15 years Chie-Min (Christopher) Koo President and Founder of Christopher Koo Accountancy, an accounting and tax service in the City of Industry Alfonso Lau Founder, former President, and former CEO of First American International Bank Former member of the Board of Directors for First American International Corporation and First American International Bank Director of National Community Investment Fund investing in CDFI’s throughout the United States Christopher Lin, Ph.D. President and Chairman of three separate specialty real estate firms: Forte Resources, Inc., Sonnycal Development Company and Linkage Financial Group, Inc. Feng Lin President and CFO of Arche Investments, LLC, a real estate development firm Regional Director of Harmony Bioscience Inc. Ko-Yen Lin Real estate investor who previously served as a Commissioner of Overseas Affairs for the Government of Taiwan Director of United National Bank from 1982 to 1985 and General Bank from 1986 to 2003 Senior Advisory Board member of Cathay Bank from 2003 to 2007

Board of Directors Paul Lin Founder and CEO of Drill Spot, LLC Named one of Inc. Magazine’s Top 10 Asian Entrepreneurs in 2010 Fui Ming Thian Worked in the real estate management business for over 30 years Responsible for operating and accounting for multiple apartment complexes Raymond Yu Former Chairman of the Board of First American International Corporation and First American International Bank Real Estate Developer in New York City

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include “tangible common equity to tangible assets,” “tangible book value per share,” and “return on average tangible common equity.” Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders’ equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure: Non-GAAP Reconciliation: Tangible Common Equity and Tangible Assets Note: Financial data is not presented pro forma reflecting the acquisition of FAIT completed on October 15, 2018

Some of the financial measures included in this presentation and in forms 10-Q & 10-K filed with the SEC differ from those reported on the FRB Y-9(c) report. These financial measures include “core deposits to total deposits.” Our management uses this financial measure in its analysis of our performance. The Bank measures core deposits by reviewing all relationships over $250,000 on a quarterly basis. After discussions with our regulators on the proper way to measure core deposits, we now track all deposit relationships over $250,000 on a quarterly basis and consider a relationship to be core if there are any three or more of the following: (i) relationships with us (as a director or shareholder); (ii) deposits within our market area; (iii) additional non-deposit services with us; (iv) electronic banking services with us; (v) active demand deposit account with us; (vi) deposits at market interest rates; and (vii) longevity of the relationship with us. We consider all deposit relationships under $250,000 as a core relationship except for time deposits originated through an internet service. This differs from the traditional definition of core deposits which is demand and savings deposits plus time deposits less than $250,000. As many of our customers have more than $250,000 on deposit with us, we believe that using this method reflects a more accurate assessment of our deposit base. The following table reconciles the adjusted core deposit to total deposits: Regulatory Reporting to Financial Statements: Adjusted Core Deposits All demand and savings deposits of any amount plus time deposits less than $250,000 Time deposits to core customers over $250,000 as defined in the lead-in to the table above Comprised of internet and outside deposit originator time deposits less than $250,000 which are not considered to be core deposits Comprised of demand and savings deposits in relationships over $250,000 which are considered non-core deposits because they do not satisfy the definition of core deposits set forth in the lead-in to the table above

How We Measure Core Deposits Demand Deposits Savings Deposits Time Deposits < $250,000 Relationship with RBB Director or shareholder? Deposits within the Bank’s market area? Additional non-deposit services with the Bank? Electronic banking services with the Bank? Active demand deposit account with the Bank? Deposits at market interest rates? Relationship with the Bank have longevity? > $250,000? if yes, if yes, if yes, if yes, if yes, if yes, if yes, RBB reviews all deposits over $250K on a quarterly basis Core deposits are traditionally defined as all deposits less time deposits greater than $250K à The Bank measures core deposits as: Internet Deposits? Outside deposit originator? if yes, if yes, if yes, for at least three of the following: if yes, Source: “Study on Core Deposits and Brokered Deposits, Submitted to Congress pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, FDIC, July 8, 2011”: https://www.fdic.gov/regulations/reform/coredeposit-study.pdf

Double Leverage and Interest Coverage - $55 Million Offering Note: All offering assumptions are for illustrative purposes; includes completed acquisition of FAIT completed on October 15, 2018 Assumes a 6.180% annual coupon rate on new subordinated debt Source: S&P Global Market Intelligence, Company Documents